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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported)    April 27, 2001
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                         FRONTIER NATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)



         ALABAMA                         000-24853           72-1355228
(State or other jurisdiction)    (Commission File Number)    (IRS Employer
                                                             Identification
                                                             No.)
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43 N. Broadway, Sylacauga, AL                                         35150
(Address of principal executive offices)                              (zip code)



Registrant's telephone number, including area code    256-249-0341
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Item 2. Acquisition or Disposition of Assets

On April 27, 2001, Frontier National Bank, wholly owned subsidiary of Frontier National Corporation, entered into an agreement to purchase certain deposits, loans, and other tangible assets of First Bank of Childersburg. The assets will be purchased with cash for fair market value and will be accounted for under the purchase method of accounting.


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                                  SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf on this 4th day of May 2001 by the undersigned hereunto duly authorized.

                                           FRONTIER NATIONAL CORPORATION

                                           By: /s/  STEVEN R. TOWNSON
                                               --------------------------------
                                           Steven R. Townson
                                           President and Chief Operating Officer